UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

SOTHERLY HOTELS INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.    ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SOHO	The NASDAQ Stock Market LLC
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The NASDAQ Stock Market LLC

7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The NASDAQ Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The NASDAQ Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

Sotherly Hotels Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders on April 30, 2019 (the “Annual Meeting”).  The Company is providing the following information regarding the final results of the matters voted on by stockholders at the Annual Meeting:

Proposal I - Election of seven (7) Directors to serve for the ensuing year and until their respective successors are elected:

Director Nominee	Votes For	Votes Withheld	Broker Non‑Votes
Maria L. Caldwell	5,812,884	104,038	6,986,680
David R. Folsom	5,793,037	123,885	6,986,680
G. Scott Gibson IV	5,777,405	139,517	6,986,680
Andrew M. Sims	5,792,637	124,285	6,986,680
Edward S. Stein	4,605,100	1,311,822	6,986,680
Herschel J. Walker	4,667,464	1,249,458	6,986,680
Gen. Anthony C. Zinni	4,655,875	1,261,047	6,986,680

Proposal II - Ratification of the appointment of Dixon Hughes Goodman LLP, the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

Votes For	Votes Against	Abstentions
12,634,069	257,767	11,766

Proposal III - An advisory vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,574,945	272,389	69,588	6,986,680

Proposal IV - An advisory vote on the frequency of holding future advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstentions
4,164,213	50,624	1,632,451	69,634

In light of the voting results for Proposal IV, the Company will hold a non-binding advisory vote on executive compensation every year until the next vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2019	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer